Principal Funds, Inc.

Supplement dated January 30, 2017
to the Statutory Prospectus dated June 28, 2016
(as supplemented July 29, 2016, December 16, 2016, and December 22, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PURCHASE OF FUND SHARES
In the Payment section, under Class A Shares, delete the third paragraph and replace with the following:
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
In the One-Time Fee - Initial Sales Charge section, under Initial Sales Charge Waiver, delete the second bulleted item, and replace with the following:

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You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge. Shares invested directly within the Class A Money Market Fund are not eligible for this waiver; however, shares in the Money Market Fund that were obtained by exchange of another Fund that imposed an initial sales charge are eligible.

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